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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

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                          SCHEDULE 13E-3
                 RULE 13E-3 TRANSACTION STATEMENT
 (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                        (Amendment No. 1)

                       Loctite Corporation
                       (Name of the Issuer)
                       HC Investments, Inc.
                           Henkel KGaA
                (Name of Persons Filing Statement)

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             COMMON STOCK, PAR VALUE $0.01 PER SHARE
         (Including Any Associated Stock Purchase Rights)
                  (Title of Class of Securities)

                           540137 10 6
              (CUSIP Number of Class of Securities)

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                         Dr. Karl Gruter
                           Henkel KGaA
                         Henkelstrasse 67
                        D-40191 Dusseldorf
                             Germany
                         49-211-797-2137
          (Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications
          on Behalf of Persons Filing Statement)
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                         With a copy to:
                      William A. Groll, Esq.
                Cleary, Gottlieb, Steen & Hamilton
                        One Liberty Plaza
                     New York, New York 10006
                          (212) 225-2000

       This statement is filed in connection with (check the appropriate box):

a. / / The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. / / The filing of a registration statement under the Securities Act of 1933.
c. /x/ A tender offer.
d. / / None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. / /

         HC Investments, Inc. and Henkel KGaA hereby amend and supplement their Rule 13E-3 Transaction Statement on Schedule 13E-3 (the "Statement") originally filed on November 6, 1996, with respect to the offer to purchase all outstanding shares of common stock, par value $0.01 per share of Loctite Corporation, a Delaware corporation, including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of April 14, 1994, between the Company and the First National Bank of Boston, as Rights Agent, and all benefits that may inure to holders thereof, for a purchase price of $57.75 per share, net to the seller in cash, without interest thereon, as set forth in this Amendment No. 1. Capitalized terms not defined herein have the meanings assigned thereto in the Statement.

         The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14D-1 originally filed by HC Investments, Inc. and Henkel KGaA with the Securities and Exchange Commission on November 6, 1996 (as amended the "Schedule 14D-1") of the information required to be included in response to the items of this Statement. The information set forth in the
Schedule 14D-1, including all exhibits thereto, is hereby expressly incorporated herein by reference as set forth in the Cross Reference Sheet and in the responses to each item of this
Schedule 13E-3, and such responses are qualified in their entirety by the provisions of the Schedule 14D-1.



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                     Cross-Reference Sheet to
                          Schedule 14D-1

    Item and Caption of Schedule 13 E-3           Item of Schedule 14D-1


16.      Additional Information.                          10(f)
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17.      Material to be Filed as Exhibits.                11
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ITEM 16. ADDITIONAL INFORMATION.

Item 16 of the Statement is amended and supplemented by adding thereto the following:

         In response to a request from legal counsel to the Special Committee, Purchaser and Parent have delivered to the Special Committee copies of reports prepared for Parent by Rothschild Inc., dated August, 1996, September, 1996 and October 4, 1996, copies of which are included as exhibits (g)(1),(g)(2) and (g)(3) hereto, respectively (collectively, the "Rothschild Reports"). The information contained in the Rothschild Reports is incorporated herein by reference. The Rothschild Report dated August, 1996 refers to an option presented by Rothschild Inc. to Parent for its preliminary consideration that would have involved the sale by Purchaser of its shares of stock of The Clorox Company ("Clorox") in conjunction with an acquisition of Shares of the Company. While this option was among several options considered by Parent, it was definitively rejected by Parent. Parent and Purchaser have no current intention to sell any shares of Clorox stock and have so advised Clorox.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

Item 17 of the Statement is hereby amended to add the following exhibits:

(g)(1) Report of Rothschild Inc. dated August, 1996
       (previously filed as exhibit(g)(1) to the Schedule 14D-1 and incorporated herein by reference).
(g)(2) Report of Rothschild Inc. dated September, 1996.
       (previously filed as exhibit (g)(2)
       to the Schedule 14D-1 and incorporated herein by reference).
(g)(3) Report of Rothschild Inc. dated October 4, 1996
       (previously filed as exhibit (g)(3) to the Schedule 14D-1 and incorporated herein by reference).

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                            SIGNATURE


         After due inquiry and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.


Dated: November 15, 1996

                       HC INVESTMENTS, INC.



                       by /s/ Karl Gruter
                          ---------------------------
                          Name: Karl Gruter
                          Title: Chairman of the Board of Directors



                       HENKEL KGaA



                       by /s/ Karl Gruter
                          ---------------------------
                          Name: Karl Gruter
                          Title: General Counsel

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                          EXHIBIT INDEX

EXHIBIT
NUMBER
                       EXHIBIT NAME

(g)(1) Report of Rothschild Inc. dated August, 1996 (previously filed as exhibit (g)(1) to the Schedule 14D-1 and incorporated herein by reference).
(g)(2) Report of Rothschild Inc. dated September, 1996. (previously filed as exhibit (g)(2) to the Schedule 14D-1 and incorporated herein by reference).
(g)(3) Report of Rothschild Inc. dated October 4, 1996 (previously filed as exhibit (g)(3) to the Schedule 14D-1 and incorporated herein by reference).